UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule §240.14a-12

SALEM COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 22, 2012.
Meeting Information
SALEM COMMUNICATIONS CORPORATION	Meeting Type: Annual Meeting
For holders as of: April 24, 2012
Date: June 22, 2012 Time: 9:30 a.m. PDT
	Location:	Salem Communications Corp.
SALEM COMMUNICATIONS CORPORATION ATTN: MYRA STEVENS 4880 SANTA ROSA ROAD CAMARILLO, CA 93012		4880 Santa Rosa Road Camarillo, CA 93012

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow     (located on the following page) and visit: www.proxyvote.com.

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Voting Items
The BOARD OF DIRECTORS recommends a vote “FOR” the following proposals.
1.	To elect eight (8) members to the Board of Directors of Salem:
†	The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Davenport and Riddle.
Nominees:

1a. Stuart W. Epperson

1b. Edward G. Atsinger III

1c. David Davenport†

1d. Roland S. Hinz

1e. Richard A. Riddle†

1f. Jonathan Venverloh

1g. Dennis M. Weinberg

1h. Frank Wright
2.	Approval to amend Salem’s Amended and Restated Stock Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan.
3.	Ratification of the appointment of SingerLewak LLP as Salem’s independent registered public accounting firm for the fiscal year ending December 31, 2012.
At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

Voting Items
The BOARD OF DIRECTORS recommends a vote “FOR” the following proposals.
1.	To elect six (6) members to the Board of Directors of Salem†:
†	The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Davenport and Riddle.
Nominees:

1a. Stuart W. Epperson

1b. Edward G. Atsinger III

1c. Roland S. Hinz

1d. Jonathan Venverloh

1e. Dennis M. Weinberg

1f. Frank Wright
2.	Approval to amend Salem’s Amended and Restated Stock Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan.
3.	Ratification of the appointment of SingerLewak LLP as Salem’s independent registered public accounting firm for the fiscal year ending December 31, 2012.
At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.